UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2008

AsiaInfo Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15713	752506390
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street

Haidian District, Beijing 100086, China

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code +8610 8216 6688

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective October 28, 2008, Mr. Anders Wing Chung Cheung resigned from his position as a member of the Board of Directors of AsiaInfo Holdings, Inc. (the “Company”). Mr. Cheung’s resignation was not related to any disagreement or dispute with the Company. A copy of the resignation letter from Mr. Cheung dated as of October 28, 2008 is filed as Exhibit 99.2 to this current report and incorporated herein by reference.

Effective October 28, 2008, Mr. Qingtong Zhou was appointed as a new member of the Board of Directors of the Company to replace Mr. Cheung. The term of Mr. Zhou’s directorship will expire on the date of the Company’s 2011 annual meeting of stockholders, at which time he will be eligible for re-election by the Company’s stockholders for a new three-year term.

Mr. Zhou currently serves as the Chief Financial Officer of Greater Russia & China for Lenovo Group Limited (“Lenovo”), the world’s fourth-largest personal computer maker. Prior to joining Lenovo, Mr. Zhou worked for Bain & Company, a global management consulting firm. Mr. Zhou received his master’s degree in Business Administration from the University of Chicago and master’s and bachelor’s degrees in Engineering from Tsinghua University in Beijing.

Mr. Zhou was nominated to the Board of Directors of the Company by Lenovo, a holder of approximately 9% of the Company’s outstanding shares, pursuant to the Acquisition Agreement dated July 27, 2004 by and between the Company and Lenovo. There are no other arrangements or understandings between Mr. Zhou and any other persons pursuant to which he was appointed as a director. There is no family relationship between Mr. Zhou and any other director or executive officer of the Company.

A copy of the press release announcing the changes in the Board membership is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
99.1	Press release dated October 29, 2008, announcing the changes in the Board membership.

99.2	Resignation letter from Mr. Anders Wing Chung Cheung dated October 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AsiaInfo Holdings, Inc.

Date: October 29, 2008	By:	/s/ Eileen Chu
	Name:	Eileen Chu
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated October 29, 2008, announcing the changes in the Board membership.

99.2	Resignation letter from Mr. Anders Wing Chung Cheung dated October 28, 2008.